Exhibit 10.29.2

FIRST AMENDMENT TO THE AMENDED AND RESTATED SUPPLY AGREEMENT, AND TERMINATION OF THE SIDE AGREEMENT

This First Amendment to the Amended and Restated Supply Agreement and termination of the Side Agreement (this “1st Amendment”) is effective December 15, 2021 (the “Effective Date”) and is entered into by and between Aspen Aerogels, Inc, a Delaware corporation with a principal place of business at 30 Forbes Road, Bldg. B, Northborough, MA 01532  ("ASPEN"), BASF Polyurethanes GmbH, with a pricinpal place of business at Elastogranstraße 60, 49448 Lemförde, Germany ("BASF PU"), BASF SE, Carl-Bosch-Straße 38, 37056 Ludwigshafen, German (individually “BASF SE” and collectively BASF PU and BASF SE are referred to as "BASF", and together with ASPEN, the "Parties", and each a "Party").

RECITALS

WHEREAS, the Parties, and certain other identified related entities, are parties to and entered into the agreements (collectively, the “Agreements” or an “Agreement” if singular) listed on Exhibit 1, and unless defined specifically herein, capitalized terms used herein shall have the meaning as ascribed in Exhibit 1 and the relevant Agreements unless any such Agreement has a conflicting definition with any other such Agreement, in which case the Definition of the AR Agreement shall be controlling if applicable; and,

WHEREAS, ASPEN desires to sell the Products and New Product directly to customers and BASF desires to discontinue marketing, market development and sale of Products and New Product, and BASF agrees that ASPEN should have the right to sell the Products and New Products in all markets (including, but not limited to, the BASF Markets and the BASF Restated Core Markets), and effective as of the Effective Date, BASF will discontinue further marketing of the Products and the New Product; and,

WHEREAS, in order to ensure a smooth transition for current and prospective BASF customers, BASF wishes for ASPEN to sell the SLENTEX® brand direct to certain limited customers for a limited period.

NOW THEREFORE, in consideration of the mutual covenants and agreements as set forth herein and for good and valuable consideration, the receipt and sufficiency of which Parties hereby acknowledge, the Parties agree as follows:

1.	The Recitals set forth above are hereby incorporated into this amendment by reference as if fully stated herein.

Section I: Deletion of Certain Provisions in the AR Agreement and First Addendum as of the Effective Date

2.	The following sections of the AR Agreement are stricken in their entirety: Sections 1, 2, 3, 4, 6, 9.1.
3.	The following sections of the First Addendum are stricken in their entirety: Sections 2, 3, 4, 5, 6
4.	The Side Agreement is hereby terminated in its entirety.

Section II: Clarification; License

5.	All terms related to ASPEN’s repayment of any Pre-Payment Balance to BASF shall be governed by the existing terms of AR Agreement.
6.

The Parties affirm that ASPEN has any and all rights to sell, manufacture, market, develop the market or take any other action necessary or desired by ASPEN to sell the Products or New Product in any market, including, but not limited to, any previously specified BASF Markets and BASF Restated Core Markets.

7.

Effective as of the Effective Date, BASF grants to ASPEN a royalty free, non-exclusive, limited-time license to use, any intellectual property rights necessary for ASPEN to sell the SLENTEX® branded product to only those customers BASF identified on Exhibit 2 (“BASF Customers”) for the period of time as identified

Exhibit 2 (“Period”), which shall be amended from from-to-time if the Parties mutually agree to add or remove such additional BASF Customers. Included in this limited license shall be the right to create and/or distribute any documents/materials necessary to effectuate any such sale, including, but not limited to, Safety Data Sheets. The products delivered by Aspen hereunder to BASF Customers must comply with the Specification. Together with the execution of each delivery Aspen will provide the respective quality certificates to BASF. Further, BASF reserves the right to employ an independent third-party auditor to examine whether Aspen complies with the stipulations herein, especially with the limitation to use the SLENTEX® brand only for sales to BASF Customers during the Period.

Section III: BASF Obligations Post Prepayment

8.

Upon final repayment of any Pre-Payment Balance by ASPEN pursuant to Section 5 of the AR Agreement, BASF PU shall within five (5) business days take all necessary steps to the discharge any Security Interest in ASPEN’s assets in accordance with Annex 4 of the AR Agreement, including, but not limited to:

a.	Termination of the RI UCC.
b.	Termination of the ASPEN UCC.
c.	Termination of the Security Agreement.
d.	Discharge of the Mortgage by executing the Form Discharge attached hereto as Exhibit 3.
e.	Termination of the Intercreditor Agreement.

Section IV: Miscellaneous

9.

Entire Agreement. This 1st Amendment constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein and therein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, regarding such subject matter.

10.

Severability. If any term or provision of this 1st Amendment is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this 1st Amendment.

11.	Section 14 of the AR Agreement (Law and Jurisdiction) is hereby incorporated into this 1st Amendment as if fully stated herein.
12.	Any alterations or amendments to any provision of this 1st Amendment, including amendments to the Exhibits hereto, shall only be valid if made in writing by authorized representatives of the Parties.

IN WITNESS WHEREOF, the parties hereto have executed this 1st Amendment as of the Effective Date.

ASPEN
By /s/John F. Fairbanks Name: John Fairbanks Title: Chief Financial Officer
BASF
By /s/Jens Goeker Name: Jens Goeker Title: Chief Financial Officer	By /s/Burchard Graf. V. Westerholt Name: Burchard Graf. V. Westerholt Title: General Counsel

Exhibit 1

1.	ASPEN and BASF entered into an Amended and Restated Supply Agreement with an effective date of February 16, 2018 (the “AR Agreement”).
2.	ASPEN and BASF SE entered into an Amended and Restated Side Agreement dated February 16, 2018 (the “Side Agreement”).
3.	ASPEN and ASPEN Aerogels Rhode Island, LLC and BASF entered into a Security Agreement dated February 16, 2018 (the “Security Agreement”).
4.	Silicon Valley Bank and BASF entered into an Intercreditor Agreement with an effective date of February 16, 2018 (the “Intercreditor Agreement”).
5.

Aspen Aerogels Rhode Island, LLC executed a Mortgage Deed, Security Agreement and Fixture Filing dated February 16, 2018 and recorded at Book 3995, Page 164 in the County of Providence in the State of Rhode Island (the “Mortgage”).

6.	BASF is a Secured Party and ASPEN is a Debtor in a UCC Financing Statement filed on February 21, 2018 (the “ASPEN UCC”).
7.	BASF is a Secured Party and Aspen Aerogels Rhode Island, LLC is a Debtor in a UCC-1 filed on February 22, 2018 (the “RI UCC”).
8.	ASPEN and BASF entered into a First Addendum to the AR Agreement dated January 14, 2019 (the “First Addendum”).

Exhibit 2

BASF Customers

BASF Customer

1.	[***]

Period:
[***]

Max. Quantity:

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 3

DISCHARGE OF MORTGAGE

Address of Premises:3 Dexter Road, East Providence, Rhode Island 02914

[Name], [title] of the [entity], holder of a Mortgage Deed, Security Agreement and Fixture Filing from ASPEN AEROGELS RHODE ISLAND, LLC to BASF POLYURETHANES GMBH, a company organized under the laws of Germany having an address at Elastogranstraße 60, 49443 Lemforde, Germany,

dated February 16, 2018

and recorded with the County of Providence in the State of Rhode Island Registry of Deeds in Book 3995, Page 164

hereby acknowledges satisfaction of same and releases all interest acquired under said Mortgage.

Executed as a sealed instrument this ___ day of _____, 20___.

________________________________

[Name]

[Title]

[Notary]

On this __ day of ___, 20__, before me, the undersigned notary public, personally appeared _________________, [_Title_] of BASF Polyurethanes GmbH, personally known to me to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose.

_______________________________

Notary Public: